                 GREEN MOUNTAIN COFFEE, INC.
                   STOCK OPTION AGREEMENT
                UNDER 1993 STOCK OPTION PLAN
                 NON-QUALIFIED STOCK OPTION

                      November 27, 1995

     AGREEMENT entered into by and between Green Mountain
Coffee, Inc. a Delaware corporation with its principal place of business in Waterbury, Vermont (together with its subsidiaries, the "Company"), and the undersigned director to the Company (the "Optionee").

     1. The Company desires to grant the Optionee a non-qualified stock option under the Company's 1993 Stock Option
Plan (the "Plan") to acquire shares of the Company's Common
Stock, $.10 per share par value (the "Shares").

     2. The Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

     ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

     1.   Grant of Option.

     The Company hereby grants to the Optionee a non-qualified stock option (the "Option") to purchase all or any part of an aggregate of the number of Shares shown at the end of this Agreement on the terms and conditions hereinafter set forth. This option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Purchase Price.

     The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per Share shown at the end of this Agreement.

     3.   Time of Exercise of Option.

     The Option shall not be exercisable during the first twelve (12) months after the date of grant. Thereafter, the Option shall only be exercisable as to twenty-five percent (25%) of the Shares covered hereby upon the expiration of twelve (12) months after the date of grant and as to an additional twenty-five percent (25%) of the Shares covered hereby upon the expiration of each of the next three (3) succeeding twelve (12) month periods; provided that the Optionee shall be entitled to the exercise of the Option on a pro rata basis as of the end of the month preceding the effective date of the Optionee's termination of service with the Company, in the event that such termination should occur prior to the expiration of any such twelve-month period. To the extent the Option is not exercised by the Optionee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date, as hereinafter defined.

     4.   Term of Options; Exercisability.

     (a)  Term.

          (i) Each Option shall expire on the date shown at the end of this Agreement (the "Expiration Date"), as deter mined by the Board of Directors of the Company (the
"Board"), which shall not be more than ten (10) years from the date of the granting thereof, subject to earlier termination as herein provided.

          (ii) Except as otherwise provided in this Section 4, if the Optionee's services or employment by the Company are terminated, the Option granted to the Optionee hereunder shall terminate on the earlier of (i) ninety days after the date the Optionee's services or employment by the Company are terminated, or (ii) the date on which the Option expires by its terms.

          (iii) If the Optionee's services or employment by the Company are terminated by the Company for cause or because the Optionee is in breach of any employment, consulting or similar agreement, such Option will terminate on the date the Optionee's services or employment are terminated by the Company.

          (iv) If the Optionee's services or employment by the Company are terminated by the Company because the Optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall termi nate on the earlier of (i) one year after the date such Optionee's services or employment by the Company are terminated, or (ii) the date on which the Option expires by its terms.

          (v) In the event of the death of the Optionee, the Option granted to such Optionee shall terminate on the earlier of (i) one year after the date such Optionee's services or employment by the Company are terminated, or
(ii) the date on which the Option expires by its terms.

     (b)  Exercisability.

          (i) Except as provided below, if the Optionee's services or employment by the Company are terminated, the Option granted to the Optionee hereunder shall be exer cisable only to the extent that the right to purchase Shares under such Option has accrued and is in effect on the date the Optionee's services or employment by the Company are terminated.

          (ii) If the Optionee's services or employment by the Company are terminated by the Company because he or she has become permanently disabled, as defined above, the Option granted to the Optionee hereunder shall be immediately exercisable as to the full number of Shares covered by such Option, whether or not under the provisions of Section 3 hereof such Option was otherwise exercisable as of the date of disability.

          (iii) In the event of the death of the Optionee, the Option granted to such Optionee may be exercised to the full number of Shares covered thereby, whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such Optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such Optionee.


     5.   Manner of Exercise of Option.

     (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full shares of Common Stock. Payment may be either wholly in cash or in whole or in part in Shares already owned by the person exercising the Option, valued at fair market value as of the date of exercise; provided, however, that payment of the exercise price by delivery of Shares already owned by the person exercising the Option may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than thirty (30) and not more than ninety (90) days from the date of receipt of the notice by the Company.

(b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Option.

     6.   Non-Transferability.

     The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     7.   Representation Letter and Investment Legend.

     (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form at tached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

     (b) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of Shares.

     8.   Adjustments on Changes in Capitalization.

     Adjustments on changes in capitalization and the like shall be made in accordance with the Plan, as in effect on the date of this Agreement.

     9.   No Special Employment or Other Rights.

     Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the services or employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's services or employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

     10.  Rights as a Shareholder.

     The Optionee shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     11.  Withholding Taxes.

     Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax require ments prior to the delivery of any certificate or certificates for such Shares. The Company may agree to permit the Optionee to withhold Shares purchased upon exercise of this Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Optionee who is an officer or director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares purchased upon exercise of an Option, such election to be made in the form set forth in Exhibit 2 hereto and to be made not less than six (6) months prior to the date of such exercise. Such election may be revoked by the Optionee only upon six (6) months prior written notice to the Company.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand and seal, all as of the day and year first above written.


GREEN MOUNTAIN COFFEE, INC.              OPTIONEE

By: /s/ Robert P. Stiller           /s/ David E. Moran
    ---------------------           ------------------
     Robert P. Stiller              Signature
     Title:  President
                                    Name:  David E. Moran
                                    ---------------------
                                    (Printed)

                                    Address:  16 Tamarack Place
                                              Greenwich, CT 06831

                                          ###-##-####
                                    ----------------------
                                    Social Security Number

                                              5,000
                                    ----------------------
                                       Number of Shares

                                              $6.25
                                    ----------------------
                                    Purchase Price Per Share

                                       November 27, 2000
                                       -----------------
                                         Expiration Date

                          EXHIBIT 1
                  TO STOCK OPTION AGREEMENT


Gentlemen:

     In connection with the exercise by me as to [      ]
shares of Common Stock, $.10 per share par value, of Green
Mountain Coffee, Inc. (the "Company") under the non-quali fied stock option agreement dated __________________, granted to me under the 1993 Stock Option Plan, I hereby acknowledge that I have been informed as follows:

     1. The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933 (the
"1933 Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the 1933 Act, or an exemption from such registration is available.

     2. Routine sales of securities made in reliance upon Rule 144 under the 1933 Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the 1933 Act will be required.

     3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the 1933 Act.

     4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

     In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the 1933 Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

     "The shares of common stock represented by this certifi cate have not been registered under the Securities Act of 1933, as amended (the "Act"), and were acquired by the registered holder, pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention to transfer or dispose of the same, in violation of the registration requirements of the Act. These shares may not be sold, pledged, or transferred in the absence of an effective registration statement under the Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under the Act."


     I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.


                                   Very truly yours,

                          EXHIBIT 2
                  TO STOCK OPTION AGREEMENT


Gentlemen:

     The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), the Company shall withhold from the shares issuable upon such exercise, such number of shares as is equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months prior written notice to the Company.


                              OPTIONEE



                              ------------------
                              Signature


                              Name: David E. Moran
                                    --------------
                                      (Printed)

                                  ###-##-####
                              ----------------------
                              Social Security Number





                              October 23, 1995



Gentlemen:

     The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), the Company shall withhold from the shares issuable upon such exercise, such number of shares as is equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months prior written notice to the Company.


                              OPTIONEE

                              /s/ David E. Moran
                              ------------------------------
                              Signature


                              Name:  David E.Moran
                                     -------------
                                     (Printed)

                                     ###-##-####
                              ----------------------
                              Social Security Number

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